UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      November 08, 2006 (November 7, 2006)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                      000-16299                  13-3054685
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


     700 Airport Blvd. Suite 300, Burlingame, CA              94010
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 7.01       Regulation FD Disclosure.

         On November 7, 2006, while presenting at a financial conference, the Company disclosed the following information:

         This presentation is neither an offer to sell, nor solicitation of offers to purchase, securities. This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements concerning product development activities and sales and licensing activities. Such forward-looking statements are not guarantees of future performance, are sometimes identified by words of condition such as "should," "may," or "intends," and are subject to a number of risks and uncertainties, known and unknown, that could cause actual results to differ materially from those intended or anticipated. Such risks include, without limitation: challenges arising from competition, difficulties experienced in product development, roadblocks experienced in sales and marketing activities, longer than expected sales processes, difficulties in recruiting knowledgeable and experienced personnel, possible problems in porting applications to the Company's database, the possibility that little or no interest will be shown in the Company at this conference, potential problems in protecting the Company's intellectual property, and problems securing the necessary financing to continue operations. Further information concerning these and other risks is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006. The Company undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

     o The Company has ported its product to run on an SAP benchmark application.

     o Since winning a contract with the Navy and Raytheon, the Company anticipates that it may have an opportunity to bid on additional Navy contracts.

         A recording of the audio portion of the presentation, and the PowerPoint slides used in the presentation, have been posted on the Company's website.

         Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANTs software inc.


Date:    November 8, 2006               By:/s/ Joseph Kozak
                                           -------------------------------------
                                           Joseph Kozak, Chief Executive Officer